SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report July 25, 2003
(Date of earliest event reported) July 25, 2003

First Ottawa Bancshares, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30495	36-4331185
(Commission File Number)	(I.R.S. Employer Identification Number)

701-705 LaSalle Street, Ottawa, Illinois	61350
(Address of principal executive offices)	(Zip Code)

(815) 434-0044

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial Statements of Business Acquired.

None.

(b)                                 Pro Forma Financial Information.

None.

(c)                                  Exhibits.

99.1                           Press Release dated July 25, 2003

99.2                           Letter to Stockholders dated 25, 2003

Item 9.  Regulation FD Disclosure

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).  On July 25, 2003, First Ottawa Bancshares, Inc. issued a press release and a letter to stockholders announcing its earnings for the quarter ended June 30, 2003.  The press release is attached hereto as Exhibit 99.1 and the stockholder letter is attached hereto as Exhibit. 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST OTTAWA BANCSHARES, INC.

Dated: July 25, 2003	By:	Joachim J. Brown
Joachim J. Brown
President